EXHIBIT 32.1

CERTIFICATION
OF
PRINCIPAL EXECUTIVE OFFICER
AND
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ann Ford Spoleti Principal Executive officer (and Principal Financial Accounting Officer) of Ford Spoleti Holdings, Inc. certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Ford Spoleti Holdings, Inc for the quarter ended October 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Ford Spoleti Holdings, Inc. and its subsidiaries.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

Date: March 5, 2009	/s/ Ann Ford Spoleti
Ann Ford Spoleti
Principal Executive Officer
and Principal Financial Accounting Officer